2Q21 EARNINGS PRESENTATION JULY 27, 2021

2 SAFE HARBOR Forward-Looking Information Statements in this Presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Presentation, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties, and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the coronavirus ("COVID-19") pandemic and the outbreak of any other disease or similar public health threat that affects travel demand or behavior; restrictions on our business related to the financing we accepted under various federal government support programs such as the CARES Act, and the Consolidated Appropriations Act, 2021; our significant fixed obligations and substantial indebtedness; risk associated with execution of our strategic operating plans in the near-term and long-term; the recording of a material impairment loss of tangible or intangible assets; our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2020 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This Presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within Appendices A and B of this Presentation.

3 2Q 2021 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

4 ROBUST PROGRESS TOWARDS EARNINGS RECOVERY *As of July 27, 2021; does not constitute guidance KEY LIQUIDITY UPDATE (1) Refer to reconciliations of non-GAAP financial measures in Appendices A & B (2) EBITDA includes SW&B paid with PSP funds (3) As of June 30, 2021 • GAAP earnings per share of $0.20; non-GAAP loss per share of ($0.65) (1) • Adjusted EBITDA of ($86M) (1) versus expected range of ($115M) – ($165M) (1) (2) • Revenue down (29%) Yo2Y; capacity down (15%) Yo2Y; OpEx down (27%) Yo2Y (GAAP), down (7%) Yo2Y (non-GAAP) (1) 2Q 2021 EARNINGS • Adjusted EBITDA between $75M to $175M • Capacity between 0 – (3%) vs 3Q 2019 • Revenue down between (4%) – (9%) vs 3Q 2019 • CASM ex-Fuel up 11% – 13% vs 3Q 2019 2Q 2021 PLANNING ASSUMPTIONS* • In 2Q21 received ~$1.1B, inclusive of PSP2 & PSP3 funds as well as other sources of cash • Fully paid down term loan of $722M 3 • $3.7B of liquidity at 2Q close, equal to 46% of 2019 revenue • Adjusted Debt to Cap ratio at 55% (1) (3) • Significantly reduced net debt by ~$1.2B to below pre-pandemic levels during the quarter 2Q 2021 BALANCE SHEET

5 EXECUTING INITIATIVES TO REBUILD MARGINS AND REPAIR BALANCE SHEET Execute margin accretive revenue and network initiatives Remaining disciplined on cost control to drive superior margins Implementing Northeast Alliance Maintaining fixed cost savings Evolving Loyalty program and JetBlue Travel Products Executing Fare Options Update Doubling-down on productivity Extending E190s to drive earnings growth Focus on high-margin investments and repairing balance sheet Driving net debt to below pre- pandemic levels Investing in margin-accretive next-generation aircraft Targeting Debt to Capital ratio of 30 – 40% by end of 2024 COMMERCIAL COSTS CAPITAL ALLOCATION Restore earnings and expand margins beyond 2019 levels

6 • Rolling out new Crewmember education programs • Broadening co-branded customer base through unique path to credit • Growing spend with underrepresented and disadvantaged Business Partners • Achieving domestic carbon neutrality today by using carbon offsets • Expanding use of sustainable aviation fuel in our LAX operations • Investing in margin-accretive next-generation aircraft • Integrating lower-carbon emitting operations and technologies ENSURING LONG TERM FUTURE SUCCESS THROUGH OUR ESG STRATEGY HIGHLIGHTS / KEY DEVELOPMENTSFOCUS AREAS Sustainability Diversity, Equity & Inclusion

7 COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

DEPLOYING INITIATIVES TO EXPAND REVENUE AND MARGINS

Northeast Alliance	• NEA unlocking growth for both JetBlue and American in the Northeast • Codeshare performance exceeding expectations • Early response from corporate travelers encouraging, including opening up new customers
Fare Options Evolution	• Demand for Blue fare increased double-digits as customers seek guaranteed carry-on bag space and no change/cancel fees • Increased buy up rate contributing ~2 points of incremental revenue • New Blue Basic Fare enhances ability to offer lower fares for most price sensitive customers
Co-branded Credit Card	• New Barclays and MasterCard agreement driving one point of incremental annualized revenue and margin • Industry-leading acquisition terms will supercharge account growth • Evolved product set will expand portfolio relevancy
JetBlue Travel Products	• Vacations sales up ~60% vs 2019, plus improved unit economics • Travel insurance take rate at historically high levels as we better tailor products to evolving Customer needs • Car rental revenue also at historically high levels, as we better target offers via Paisly platform

Creating long-term value for our stakeholders

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RENEWED CO-BRANDED AGREEMENT AND EXPANDING LOYALTY PROGRAM

CO-BRANDED AGREEMENT

Industry-Leading Terms

- Add ~1 point of annualized revenue and margin
- JetBlue Plus Card acquisition strength
- Portfolio total spend is up materially over 2019 levels
- Creatively providing credit to underserved



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LOYALTY PROGRAM GROWTH

Evolving TrueBlue Program

- Enhancing product set
- Accelerating portfolio growth through Northeast Alliance
- Enhancing redemptions with JetBlue Travel Products
- Improving earn & burn on other airlines

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GENERATING CONTINUED SEQUENTIAL REVENUE IMPROVEMENT



REVENUE YO2Y GROWTH
Actual
Estimate
-45%
-30%
-9%
-61%
-29%
(4%) – (9)%
Apr '21
May '21
Jun '21
1Q21
2Q21
3Q21

Note: Versus 2019. Current planning assumption as of July 27, 2021; does not constitute guidance

- Strong revenue rebound during 2Q21
  - Revenue declined 29% Yo2Y, following robust acceleration in leisure bookings beginning early February and a 1.5 pts benefit from a renewed co-branded agreement
  - Double-digit sequential growth in load factors with broad improvement across all geographies
- Revenue recovery remains solid into 3Q21
  - Resurgence in leisure travel for summer
  - Expect continued TRASM improvement with system load factor nearing pre-pandemic levels aided by growing mix of business travel
  - Expecting business travel to improve after Labor Day
  - Four key initiatives ramping and collectively contributing to significant Q3 revenue improvement

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CAPACITY DEPLOYMENT LEVERED TO DEMAND RECOVERY



ASM YO2Y GROWTH
Flown
Planned
-28%
-13%
-3%
-41%
-15%
0% – (3%)
Apr '21
May '21
Jun '21
1Q21
2Q21
3Q21

Note: Versus 2019. Current planning assumption as of July 27, 2021; does not constitute guidance

- Restoring capacity to pre-pandemic levels to rebuild margins and position for earnings recovery
  - Deploying growing fleet into the top performing markets generating the best returns
  - Remaining nimble given risks from COVID variants
- Leveraging Northeast Alliance with American Airlines
  - Re-building business market frequencies ahead of expected fall business travel recovery
  - Announced 32 new routes this year; doubling our presence in LGA by end of year

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1 2 FINANCIAL UPDATE & OUTLOOK URSULA HURLEY ACTING CHIEF FINANCIAL OFFICER

1 3 SUMMARY FINANCIALS 2Q 2021 METRIC 2Q 2021 2Q 2019 Change Yo2 Revenue (US$ million) 1,499 2,105 (29%) Operating Expenses (GAAP) (US$ million) 1,352 1,855 (27%) Operating Expenses (Adjusted) (US$ million) (1) 1,718 1,853 (7%) EBITDA (Adjusted) (US$ million) (1) (86) 379 NM Earnings/(Loss) per Share (GAAP) 0.20 0.59 NM Earnings/(Loss) per Share(1) (Non-GAAP) (1) (0.65) 0.60 NM (1) Refer to reconciliations of non-GAAP financial measures in Appendix A

MAINTAINING FOCUS ON COSTS AS OPERATION RAMPS UP

YO2Y CASM & CASM EX-FUEL



Actual GAAP CASM
CASM ex-Fuel (1)
Planned CASM ex-Fuel
19%
-14%
11% – 13%
2Q21
3Q21

- Mitigating cost pressures through disciplined management
  - 2Q21 performance in-line with expectations on solid cost execution
  - Expect 3Q21 vs 3Q19 to increase partly driven by temporary headwinds from airport rents and landing fees, and operational ramp up costs

Note: Versus 2019. Current planning assumption as of July 27, 2021; does not constitute guidance
(1) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A

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MITIGATING COST PRESSURES AND STRENGTHENING MARGINS

Q3 2021 CASM ex-fuel mainly driven by short-term recovery headwinds and maintenance deferrals

11% - 13%

5 – 6%
Short-Term headwinds

6 – 7%
Remaining headwinds

2021 Q3

2021 short-term headwinds expected to dissipate into 2022:

- Rents and landing fees pressure: ~3 - 4pts
- Ramp up labor related costs: ~2pts

Remaining headwinds largely to be offset through ongoing Structural Cost Actions:

- Maintenance deferral: ~3 - 4pts
- Labor and external inflation: ~2pts
- Northeast Alliance investments: ~1pts

Structural cost actions to offset maintenance and inflationary headwinds

- Boosting productivity
- Lowering support center costs and driving IT efficiencies
- Optimizing business partner spend
- Managing volume of maintenance events

2022 CASM-ex impacted by margin-accretive Northeast Alliance investments*

Low single digits

2022

- Delayed E190 retirements
- Accelerated growth in high-cost, high-value airports
- Investments in seamless customer experiences

jetBlue Note: Versus 2019. Current planning assumption as of July 27, 2021; does not constitute guidance
* Northeast Alliance expected to add ~2-4pts of CASM-ex pressure in 2022

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1 6 $331 ~$335 ~$1,000 2Q21 3Q21* 2021* • 2021 CAPEX expected to be ~$1B • Prioritizing highest ROI non-aircraft CAPEX projects CAPEX CONTINUING TO INVEST IN HIGH RETURN AIRCRAFT FLEET* PlannedActual (US$ million) • Taking next generation aircraft to improve margins, fuel efficiency and reduce carbon emissions • In 2Q21, took delivery of 2 A220s, 2 A321neos and 2 A321LRs • Anticipate delivery of 4 A220s and 1 A321LRs in 3Q21 *Current planning assumption as of July 27, 2021; does not constitute guidance. Please refer to Appendix C for latest order book As of 12/31/2020 As of 12/31/2021 282 267259 As of 12/31/2019 60 60 60 130 130 130 69 76 81 31 2019 2020 2021* E190 A320 A321 A321LR A220 8

1 7 DISCIPLINED APPROACH TO BALANCE SHEET REPAIR LEVERAGE DEBT REPAYMENTS* (US$ million) LIQUIDITY / ADJ. NE DEBT Net Adjusted DebtCash & Cash Equivalents (1) Refer to reconciliations of non-GAAP financial measures in Appendix B Adjusted Debt to Cap (1) • Actively lowering debt towers by paying off scheduled debt payments and additional prepayments • Well-positioned to achieve investment grade metrics by end of 2024 • In 2Q21, received ~$1.1B collectively from multiple sources • Below pre-pandemic net debt levels, reduced net debt levels to $0.9B 1,328 3,225 3,726 1,189 2,113 943 Dec 31 2019 Mar 31 2021 Jun 30 2021 34% 59% 55% Dec 31 2019 Mar 31 2021 Jun 30 2021

1 8 PRINCIPAL PAYMENTS* DEBT REPAYMENTS* (US$ million) P&L INT REST EXPENSE* / SAVINGS • 1Q21 repaid revolving credit facility for $550M • 2Q21 repaid term loan for $722M $54 $42 $194 3 14 $31 2Q21 3Q21** FY21** Interest SavingsP&L Interest Expense *Cash outflows related to principal repayment schedule and P&L interest as of 6/30/2021; does not assume any future debt raises or additional prepayments and does not constitute guidance **Current planning assumption as of July 27, 2021; does not constitute guidance $98 $87 $409 $722 $1,272 2Q21 3Q21** FY21** $820 $87 $1,681 Principal PrepaymentsScheduled Principal Payments • Optimized weighted average cost of debt to below pre- pandemic levels, and strengthened unencumbered asset base • Interest expense savings ~$31M in 2021 by prepaying revolving credit facility and Term Loan B REDUCING OUR DEBT SERVICE OBLIGATIONS

1 9 SUMMARY OF CURRENT PLANNING ASSUMPTIONS FOR 3Q 2021* METRIC Planning Assumption EBITDA (Non-GAAP) $75 – $175 million Revenue (4%) – (9%) Yo2 Available Seat Miles (ASMs) 0% – (3%) Yo2 CASM ex-Fuel 11% – 13% Yo2 Operating Expenses Related to Other Non-Airline Businesses ~$11 million Estimated Fuel Consumption in Gallons ~213 million Estimated Fuel Price per Gallon $2.09/gallon Tax Rate (excluding the impact of Special Items) ~28% Capital Expenditures ~$335 million *Current planning assumption as of July 27, 2021; does not constitute guidance.

2 0 QUESTIONS?

2 1 2Q 2021 FINANCIAL RESULTS US$ Millions 2Q 2021 2Q 2019 Yo2Y % Total operating revenues 1,499 2,105 (28.8) Aircraft fuel and related taxes 336 484 (30.6) Salaries, wages and benefits 577 576 0.2 Landing fees and other rents 174 121 43.7 Depreciation and amortization 133 127 4.8 Aircraft rent 26 25 3.7 Sales and marketing 47 75 (36.8) Maintenance, materials and repairs 164 168 (2.8) Other operating expenses 261 277 (5.9) Special items (366) 2 NM Operating (Loss) Income 147 250 (41.0) Other Income (Expense) (90) (14) NM Income (Loss) before income taxes 57 236 (76.1) Income tax (benefit) expense (7) 57 NM NET (LOSS) INCOME 64 179 (64.6) Pre-Tax Margin 3.8% 11.2% (7.4) pts (Loss) Earnings per Share (EPS) (GAAP) $0.20 $0.59 Adj. Pre-Tax Margin* (20.6%) 11.3% (31.9) pts Adj. (Loss) Earnings per Share (EPS)* (Non- GAAP) ($0.65) $0.60 * Refer to reconciliations of non-GAAP financial measures in this Appendix A

2 2 Non-GAAP Financial Measures JetBlue sometimes uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. APPENDIX A

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items **("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

In the second quarter of 2021, special items include contra-expenses recognized on the utilization of payroll support grants received under the Consolidated Appropriations Act, 2021, and contra-expenses recognized on the Employee Retention Credits provided by the CARES Act.

Special items in the second quarter of 2019 include one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2021		2019		2021		2019	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 1,352	$ 9.91	$ 1,855	$ 11.58	$ 2,379	$ 10.46	$ 3,652	$ 11.60
Less:								
Aircraft fuel and related taxes	336	2.46	484	3.02	530	2.33	921	2.93
Other non-airline expenses	11	0.08	12	0.09	20	0.09	23	0.07
Special items	(366)	(2.68)	2	0.01	(655)	(2.88)	14	0.04
Operating expenses, excluding fuel	$ 1,371	$ 10.05	$ 1,357	$ 8.46	$ 2,484	$ 10.92	$ 2,694	$ 8.56

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2 4 LOCATION Adjusted Earnings before interest, taxes, depreciation, amortization, and special Items Earnings before interest, taxes, depreciation, and amortization (EBITDA) is a non-GAAP financial measure. We believes this measure allows investors to better understand the financial performance of the company by presenting earnings from our business operations without including the effects of capital structure, tax rates, depreciation, and amortization. We further adjusted EBITDA to account for the impact of special items which are unusual or infrequent in nature. 2021 2019 2021 2019 Net income (loss) $ 64 179$ $ (183) 221$ Less: Interest (expense) (54) (19) (112) (38) Capitalized interest 3 3 6 6 Interest income and other (39) 2 (37) 1 Add back: Income tax (benefits) (7) 57 (107) 73 Depreciation and amortization 133 127 258 251 Earnings before interest, taxes, depreciation, and amortization 280$ 377$ 111$ 576$ Add back: Special items (366) 2 (655) 14 Earnings before interest, taxes, depreciation, amortization, and special items (86)$ 379$ (544)$ 590$ Three Months Ended June 30, Six Months Ended June 30, NON-GAAP FINANCIAL MEASURE EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AMORTIZATION, AND SPECIAL ITEMS (in millions) (unaudited)

Operating expense, income (loss) before taxes, net income (loss) and earnings (loss) per share, excluding special items

Our GAAP results in the applicable periods were impacted by charges that are deemed special items.

In the second quarter of 2021, special items include contra-expenses recognized on the utilization of payroll support grants received under the Consolidated Appropriations Act, 2021, and contra-expenses recognized on the Employee Retention Credits provided by the CARES Act.

Special items in the second quarter of 2019 include one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, INCOME (LOSS) BEFORE TAXES, NET INCOME (LOSS) AND EARNINGS (LOSS) PER SHARE EXCLUDING SPECIAL ITEMS

(in millions, except per share amounts)

(unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2021		2019		2021		2019	
Total operating revenues	$	1,499	$	2,105	$	2,232	$	3,977
Total operating expenses	$	1,352	$	1,855	$	2,379	$	3,652
Less: Special items		(366)		2		(655)		14
Total operating expenses excluding special items	$	1,718	$	1,853	$	3,034	$	3,638
Operating income (loss)	$	147	$	250	$	(147)	$	325
Add back: Special items		(366)		2		(655)		14
Operating income (loss) excluding special items	$	(219)	$	252	$	(802)	$	339
Operating margin excluding special items		-14.6%		12.0%		-35.9%		8.5%
Income (loss) before income taxes	$	57	$	236	$	(290)	$	294
Add back: Special items		(366)		2		(655)		14
Income (loss) before income taxes excluding special items	$	(309)	$	238	$	(945)	$	308
Pre-tax margin excluding special items		-20.6%		11.3%		-42.3%		7.7%
Net income (loss)	$	64	$	179	$	(183)	$	221
Add back: Special items		(366)		2		(655)		14
Less: Income tax (expense) benefit related to special items		(96)		1		(173)		3
Net income (loss) excluding special items	$	(206)	$	180	$	(665)	$	232
Earnings (Loss) Per Common Share:								
Basic	$	0.20	$	0.60	$	(0.58)	$	0.73
Add back: Special items, net of tax		(0.85)		-		(1.52)		0.03
Basic excluding special items	$	(0.65)	$	0.60	$	(2.10)	$	0.76
Diluted	$	0.20	$	0.59	$	(0.58)	$	0.73
Add back: Special items, net of tax		(0.85)		0.01		(1.52)		0.03
Diluted excluding special items	$	(0.65)	$	0.60	$	(2.10)	$	0.76

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2 6 LOCATION Adjusted debt to capitalization ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. APPENDIX B: CALCULATION OF LEVERAGE RATIOS June 30, 2021 March 31, 2021 December 31, 2019 Long-term debt and finance leases 3,998$ 4,619$ 1,990$ Current maturities of long-term debt and finance leases 432 463 344 Operating lease liabilities - aircraft 239 256 183 Adjusted debt 4,669$ 5,338$ 2,517$ Long-term debt and finance leases 3,998$ 4,619$ 1,990$ Current maturities of long-term debt and finance leases 432 463 344 Operating lease liabilities - aircraft 239 256 183 Stockholders' equity 3,813 3,714 4,799 Adjusted capitalization 8,482$ 9,052$ 7,316$ Adjusted debt to capitalization ratio 55% 59% 34% NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited)

2 7 LOCATION Adjusted net debt Adjusted net debt is a non-GAAP financial measure which we believe is helpful to investors in assessing our overall debt profile. We reduce our adjusted debt by cash, cash equivalents, and short-term investments resulting in adjusted net debt, to present the amount of assets needed to satisfy our debt obligations. June 30, 2021 March 31, 2021 December 31, 2019 Long-term debt and finance leases 3,998$ 4,619$ 1,990$ Current maturities of long-term debt and finance leases 432 463 344 Operating lease liabilities - aircraft 239 256 183 Adjusted Debt 4,669 5,338 2,517 Cash and cash equivalents 2,409$ 2,358$ 959$ Short-term investments 1,317 867 369 Total Liquidity 3,726 3,225 1,328 Adjusted Net Debt 943$ 2,113$ 1,189$ NON-GAAP FINANCIAL MEASURE ADJUSTED NET DEBT (in millions) (unaudited)

2 8 A220 A321NEO A321NEO LR Total 2021* 7 5 3 15 2022 9 - 3 12 Delivery schedule, as of July 27, 2021 *Includes 9 deliveries received in 1H21 APPENDIX C: CONTRACTUAL ORDER BOOK

2 9 Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports www.investor.jetblue.com/investor-relations DOCUMENT LOCATION * Environmental, Social, and Governance Reports APPENDIX D: RELEVANT JETBLUE MATERIALS